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                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549



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                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 21, 2003


                         Roberts Realty Investors, Inc.
               (Exact name of Registrant as specified in charter)



    Georgia                     001-13183                     56-2122873
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(State or other          (Commission File Number)        (I.R.S. Employer
 Jurisdiction of                                         Identification Number)
 Incorporation)


     8010 Roswell Road, Suite 120, Atlanta, Georgia                 30350
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         (Address of principal executive offices)                 (Zip Code)

                                 (770) 394-6000
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              (Registrant's Telephone Number, including Area Code)




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Not Applicable
    (b)  Not Applicable
    (c)  Exhibits:

         Exhibit Number       Description
         --------------       -----------
         99.1                 Press Release of Roberts Realty Investors, Inc.
                              regarding its financial results for the three months ended March 31, 2003.


Item 9.  Regulation FD Disclosure

     Information Provided under Both Item 9 and Item 12 of Form 8-K
     --------------------------------------------------------------

         On May 21, 2003, Roberts Realty Investors, Inc. issue a press release regarding its financial results for the three months ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction. Further, pursuant to interim guidance issued by the SEC on March 27, 2003, the registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.




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



                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                  ROBERTS REALTY INVESTORS, INC.


Dated:   May 21, 2003             By:      /s/ Charles R. Elliott
                                     ---------------------------------------
                                         Charles R. Elliott
                                         Acting Chief Financial Officer



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                                  Exhibit Index


    Exhibit Number         Description
    --------------         -----------
    99.1                   Press Release of Roberts Realty Investors, Inc.
                           regarding its financial results for the three months ended March 31, 2003.


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